UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2017

Energy XXI Gulf Coast, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-145639	20-4278595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 1021 Main, Suite 2626
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 351-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously reported, on April 14, 2016, Energy XXI Ltd, a Bermuda exempted company (the “Predecessor”), Energy XXI Gulf Coast, Inc., an indirect wholly-owned subsidiary of the Predecessor (“EGC”), and certain other subsidiaries of the Predecessor (collectively, the “Debtors”) filed voluntary petitions for reorganization in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”) seeking relief under the provisions of chapter 11 of Title 11 (“Chapter 11”) of the United States Code (the “Bankruptcy Code”) under the caption In re Energy XXI Ltd, et al., Case No. 16-31928 (the “Chapter 11 Cases”). On December 13, 2016, the Bankruptcy Court entered an order (the “Confirmation Order”) pursuant to the Bankruptcy Code, which approved and confirmed the Debtors Second Amended Proposed Joint Chapter 11 Plan of Reorganization (as amended, modified, or supplemented, the “Plan”) as modified by the Confirmation Order.

In connection with the satisfaction of the conditions to effectiveness as set forth in the Confirmation Order and in the Plan, the Predecessor and EGC completed a series of internal reorganization transactions pursuant to which the Predecessor transferred all of its remaining assets to reorganized EGC, as the new parent entity (the “Company”). Accordingly, the Company succeeded to the entire business and operations previously consolidated for accounting purposes by the Predecessor. On December 30, 2016 (the “Emergence Date”), the Debtors satisfied the conditions to effectiveness, the Plan became effective in accordance with its terms and the Company and the other reorganized Debtors emerged from the Chapter 11 Cases.

The purpose of this Current Report on Form 8-K is to, among other things, file the unaudited pro forma consolidated financial information set forth in Item 9.01 below, and to allow such financial information to be incorporated by reference into a future registration statement to be filed with the Securities and Exchange Commission.

Included in this filing as Exhibit 99.1 is the unaudited pro forma consolidated financial information described in Item 9.01 (b) giving effect to (i) the Plan, (ii) the Company’s application of fresh start accounting in accordance with Financial Accounting Standards Board Accounting Standards Codification 852, Reorganizations, and (iii) the pre-bankruptcy debt extinguishments through open market repurchases of pre-emergence bankruptcy debt as if the transactions had taken place on July 1, 2015.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information

The unaudited pro forma consolidated statements of operations for the twelve months ended June 30, 2016 and the six months ended December 31, 2016, giving effect to (i) the Plan, (ii) the Company’s application of fresh start accounting, and (iii) the pre-bankruptcy debt extinguishments through open market repurchases of pre-emergence bankruptcy debt as if the transactions had taken place on July 1, 2015, is attached as Exhibit 99.1 hereto.

(d) Exhibits:

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Unaudited Pro Forma Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 28, 2017	By:	/s/ Michael S. Reddin
Michael S. Reddin
Interim Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Unaudited Pro Forma Consolidated Financial Information